UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2013

Standard Gold Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Walnut Street

Gadsden, Alabama 35901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 960 - 7347

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement: This Form 8-K/A is being submitted to clarify the dates surrounding the resignation and appointment of the Company’s former and current auditors.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective April 16, 2013, Moquist Thorvilson Kaufmann LLC (“Moquist”) resigned as the registered independent public accountant of Standard Gold Holdings, Inc. (the “Company”). Effective April 17, 2013 Turner, Stone & Company, L.L.P. (“Turner”) was appointed and approved by the audit committee as the new registered independent public accountant for the Company.

During the Company’s Two (2) most recent fiscal years and through the subsequent period ending April 16, 2013, the Company did not consult with Turner regarding: (i) the application of accounting principles to any specified transactions; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; (iii) written or oral advice to assist the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or (iv) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Moquist served as the Company’s registered independent accountant from October 15, 2009 to April 16, 2013. Moquist’s audit report on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011, was included in the Company’s Annual Report on Form 10-K, and other than the explanatory language included in the audit report related to the substantial doubt that existed as to the Company’s ability to continue as a going concern due to recurring net losses and its accumulated deficit, the audit report did not contain an adverse opinion or disclaimer opinion nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Two (2) most recent fiscal years and the subsequent period ending April 16, 2013, the date of Moquist’s resignation, there were no disagreements between the Company and Moquist concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Moquist’s satisfaction, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moquist a copy of the foregoing disclosures and requested a letter from Moquist addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which they do not agree. Moquist’s letter is attached as an exhibit hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1	Letter dated April 26, 2013 from Moquist Thorvilson Kaufmann LLC addressed to the Commission.

99.1	Resignation letter dated April 16, 2013 from Moquist Thorvilson Kaufmann LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2013

Standard Gold Holdings, Inc.

By: /s/ Sharon Ullman
Sharon Ullman
Chief Executive Officer